UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Ingredion Incorporated

(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on May 17, 2017.

INGREDION INCORPORATED

INGREDION INCORPORATED

5 WESTBROOK CORPORATE CENTER

WESTCHESTER, IL 60154

Meeting Information
Meeting Type: Annual
For holders as of: March 21, 2017
Date: May 17, 2017 Time: 9:00 a.m. local time
Location:	Westbrook Corporate Center Meeting Facility
Annex between Towers 2 and 5
Westchester, IL 60154

Dear Stockholder, you are receiving this Notice because the proxy materials for our 2017 Annual Meeting of Stockholders are available on the Internet. You should review these materials before you cast your vote.

This is not a form of proxy. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote — How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT             ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:        www.proxyvote.com

2) BY TELEPHONE:    1-800-579-1639

3) BY E-MAIL*:            sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 3, 2017 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ALL OF THE NOMINEES LISTED IN PROPOSAL 1, “FOR” PROPOSALS 2 AND 4 AND FOR “1 YEAR” ON PROPOSAL 3:

1.	To elect the ten director nominees who are named in the proxy statement, all of whom are directors whose terms as directors are expiring at the annual meeting, to serve as directors for a term of one year

Nominees:

1a.	Luis Aranguren-Trellez

1b.	David B. Fischer

1c.	Ilene S. Gordon

1d.	Paul Hanrahan

1e.	Rhonda L. Jordan

1f.	Gregory B. Kenny

1g.	Barbara A. Klein

1h.	Victoria J. Reich

1i.	Jorge A. Uribe

1j.	Dwayne A. Wilson

2.	To approve, by advisory vote, the compensation of the company’s “named executive officers”

3.	To recommend, by advisory vote, whether to have stockholders vote to approve, by advisory vote, the compensation of the company’s “named executive officers” every year, every two years or every three years

4.	To ratify the appointment of KPMG LLP as the independent registered public accounting firm of the company and its subsidiaries, in respect of the company’s operations in 2017

NOTE: To transact other business, if any, that is properly brought before the meeting or any adjournment or adjournments thereof.

The proxies are authorized to vote in their discretion on all such other matters that may properly come before the meeting or any adjournment or adjournments thereof.

Please retain this Notice if you wish to attend the Annual Meeting of Stockholders in person. You must present this Notice at the door for admission for yourself and one guest. Seating will be on a first-come, first-served basis, and you may be asked to present valid picture identification before being admitted.

The use of cameras at the Annual Meeting is prohibited, and they will not be allowed in the meeting room, except by credentialed media. We realize that most cellular phones have built-in digital cameras. While these phones may be brought into the room, the camera function may not be used at any time. No recording devices, large packages, luggage or bags will be permitted in the meeting room.